Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Gaia Remedies, Inc., (the "Company") on Form 10-Q for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Alexander Houstoun-Boswall, Chief Executive Officer (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/  Alexander Houstoun-Boswall

Alexander Houstoun-Boswall

Chief Executive Officer (Principal Executive Officer)

February 19, 2013